UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 8, 2009


                             Green Star Mining Corp.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                     333-150385                26-1806348
(State or Other Jurisdiction         (Commission               (IRS Employer
    of Incorporation)                File Number)         Identification Number)

     Room 42, 4th Floor, New Henry House, 10 Ice Street, Central, Hong Kong
               (Address of Principal Executive Offices, Zip Code)

                                (00852) 2810 7822
              (Registrant's telephone number, including area code)

                    1624 S. Lincoln Street, Spokane, WA 99203
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17
    CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

On November 28, 2009, Nan E. Weaver (the "Seller") entered into a Stock Purchase Agreement (the "Stock Purchase Agreement No.1") with three purchasers and the purchasers' representative. Under the Stock Purchase Agreement No. 1, the Seller agreed to sell 436,000 shares of common stock of Green Star Mining Corp. (the "Company") (that is 2,180,000 post-5-for-1 forward split shares) to the purchasers for a total of $66,854.00.

On the same date, the Seller entered into another Stock Purchase Agreement (the "Stock Purchase Agreement No.2") with another four purchasers and the purchasers' representative. Under the Stock Purchase Agreement No. 2, the Seller agreed to sell 544,000 shares of common stock of the Company (that is 2,720,000 post-5-for-1 forward split shares) to the purchasers for a total of $83,413.00.

On the same date, the Seller entered into another Stock Purchase Agreement (the "Stock Purchase Agreement No.3") with a purchaser. Under the Stock Purchase Agreement No. 3, the Seller agreed to sell 520,000 shares of common stock of the Company (that is 2,600,000 post-5-for-1 forward split shares) to the purchaser for a total of $79,733.

The Company signed all the above Stock Purchase Agreements solely to join the Seller in making warranties and representations about the Company.

The closing of the transactions (the "Closing") under the above Stock Purchase Agreements, which was subject to the completion of the 5-for-1 forward split, occurred on December 4, 2009 ("Closing Date"). On the Closing Date, pursuant to the terms of the Stock Purchase Agreements, eight purchasers purchased a total of 7,500,000 post split shares of the issued and outstanding common stock of the Company, representing 60% of the total issued and outstanding stock of the Company, from Nan E. Weaver. In exchange for the controlling shares of the Company, the purchasers agreed to pay a total of $230,000, as referenced in this
Item 5.01.

Nan E. Weaver resigned as an officer and director of the Company effective as of the Closing, and Yi Chen was appointed the director and officer of the Company effective as of the Closing.

The following table sets forth, as of the date of this report, certain information with respect to the Company's equity securities owned of record or beneficially by (i) each officer and director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company's outstanding equity securities; and (iii) all directors and executive officers as a group.

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

                                                    Amount and Nature of
Title of Class    Name of Beneficial Owner (1)      Beneficial Ownership       Percent of Class
--------------    ----------------------------      --------------------       ----------------
Common Stock      Goldpoly Investment Trading            2,600,000                   20.8%
                  Limited

Common Stock      Infinity Wealth Management (2)           880,000                   7.04%


Common Stock      American First United                    800,000                    6.4%
                  Investment Group Limited

Common Stock      Yang Ming                              1,000,000                      8%

Common Stock      Wang Chen                              1,000,000                      8%

Common Stock      All  Officers  and  Directors            880,000                   7.04%
                  as a Group (one person) (2)

----------
(1)  Beneficial  ownership has been  determined  in  accordance  with Rule 13d-3
     under  the  Exchange  Act  and  unless  otherwise   indicated,   represents
     securities for which the beneficial owner has sole voting and investment power.

(2) Yi Chen is the controlling person of Ininity Wealth Management Ltd. He was appointed as the CEO and director of the Company as of the Closing. This makes up the controlling power of 7.04% by all officers and directors as a group, of the Company's totally issued and outstanding shares, as of the Closing.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On December 4, 2009, in connection with the Stock Purchase Agreements referenced in Item 5.01 above, Nan E. Weaver, the Company's sole director and officer at that time, tendered her resignation from the board of directors and from any and all offices of the Company held by her effective as of the Closing. Nan E. Weaver appointed Yi Chen as a replacing director, the President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary of the Company, effective automatically as of the Closing. Nan E. Weaver's resignation was in no way connected to a disagreement with the Company regarding operations, policies or practices. The letters of resignation of Nan E. Weaver are attached hereto as
Exhibit 17.1.

From March 2008 till now, Mr. Yi Chen has served as the general manager of Beijing Sunrise Technologies Co., Ltd. He oversees that company's marketing and sales functions as well as the day-to-day operations of the business. He is also responsible for leading or coordinating the strategic planning functions of that company. From October 22, 2009 to November 12, 2009, Mr. Chen served as the sole director and officer of Wollemi Mining Corp., a Delaware corporation. From February 2005 to March 2008, he worked as a regional manager at Amoi Electronic Corporation Limited. Being stationed in the Amoi business division in Cangzhou

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
city, he handled the accounting, human resources, payroll, purchasing and staff training, to the satisfaction of Amio Headquarter. Mr. Chen received his bachelor's degree from Huazhong Agricultural University.

ITEM 8.01 OTHER EVENTS

On November 23, 2009, the Company authorized a 5-for-1 forward stock split of all issued and outstanding shares of the Company's common stock, payable on December 8, 2009 to shareholders of record as of the close of business on December 7, 2009. The Company has 12,500,000 shares of common stock issued and outstanding after the forward stock split.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.                             Exhibit Title
-----------                             -------------

   10.1      Stock  Purchase  Agreement  No. 1 dated as of November 28, 2009, by
             and  among  Nan  E.  Weaver,  three  purchasers,   the  purchasers'
             representative and the Company.

   10.2      Stock  Purchase  Agreement  No. 2 dated as of November 28, 2009, by
             and  among  Nan  E.  Weaver,   four  purchasers,   the  purchasers'
             representative and the Company.

   10.3 Stock Purchase Agreement No. 3 dated as of November 28, 2009, by and among Nan E. Weaver, one purchaser and the Company.

   17.1      Resignation Letters of Nan E. Weaver

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Green Star Mining Corp.


Date: December 8, 2009                        By: /s/ Yi Chen
                                                 -------------------------------
                                                 Yi Chen, President



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